UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2022

RISE GOLD CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-53848	30-0692325
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

650-669 Howe Street
 Vancouver, British Columbia, Canada V6C 0B4
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (604) 260-4577

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Rise Gold Corp. (the "Company") issued a press release on June 17, 2022, announcing that the Company has extended the final expiration date for exercise of 6,308,310 common share purchase warrants by two years and to include an accelerated expiry provision.

Between July 3, 2019 and September 21, 2020 the Company issued a total of 6,308,310 warrants (the "Warrants") to purchase shares of common stock in the Company in connection with various private placement financings and debt financings.  3,959,727 of these Warrants were granted with an exercise price of CAD $1.00 per share ("CAD Priced Warrants") with expiry dates ranging from July 3, 2022 to September 9, 2022, and 2,348,583 of these warrants were granted with an exercise price of US$1.00 per share ("USD Priced Warrants") with expiry dates ranging from July 31, 2022 to September 21, 2022.  None of these warrants have been exercised to date. The proposed amendments shall become effective June 18, 2022.

In addition to extending the expiry date of the Warrants, the Warrants will be amended to include an accelerated expiry provision.  If during the unexpired term of the Warrants, but after the original expiry date of the Warrants has passed:

(a) in the case of CAD Priced Warrants, the closing price of the Company's shares of common stock on the CSE equals or exceeds CAD$1.50 for any 10 consecutive trading days; or

(b) in the case of USD Priced Warrants, the closing price of the Company's shares of common stock on the CSE equals or exceeds CAD$2.00 for any 10 consecutive trading days the Company may accelerate the expiry time of the Warrants by giving written notice to the Holder that the Warrants will expire 30 days from the date of providing such notice.

All other terms and conditions of the Warrants remain unchanged.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press release dated June 17, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 18, 2022

RISE GOLD CORP.

/s/ Benjamin Mossman
Benjamin Mossman Chief Executive Officer